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                                                                  EXHIBIT 4 (II)

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

                    SERIES A                                                                    SERIES A
             CUMULATIVE REDEEMABLE                                                        CUMULATIVE REDEEMABLE
                PREFERRED SHARES                                                             PREFERRED SHARES
          $0.01 PAR VALUE PER SHARE                          [PHOTO]                     $0.01 PAR VALUE PER SHARE
            LIQUIDATION PREFERENCE                                                        LIQUIDATION PREFERENCE
               $25.00 PER SHARE                                                              $25.00 PER SHARE
--------                                                                                                           --------
 NUMBER                                                                                                             SHARES
 P 1168
--------                                                                                                           --------

        THE TRUST BY AMENDMENT AND
        RESTATEMENT OF ITS DECLARATION
        OF TRUST HAS CHANGED ITS GOVERNING                                                 CUSIP 313747 40 4
        LAW TO THE STATE OF MARYLAND. SEE
        REVERSE FOR IMPORTANT NOTICE                                               SEE REVERSE FOR IMPORTANT NOTICE ON
        REGARDING GOVERNING DOCUMENTS.                                        TRANSFER RESTRICTIONS AND OTHER INFORMATION

                                                 FEDERAL REALTY INVESTMENT TRUST
                              A BUSINESS TRUST ORGANIZED UNDER THE LAWS OF THE DISTRICT OF COLUMBIA

                                       (GOVERNING LAW CHANGED TO THE STATE OF MARYLAND)
        This certifies that








        is the owner of

           FULLY PAID AND NON-ASSESSABLE SERIES A CUMULATIVE REDEEMABLE PREFERRED SHARES, $0.01 PAR VALUE PER SHARE, IN

        Federal Realty Investment Trust, transferable on the books of the Trust in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Trust's Declaration of Trust and any amendments thereof, copies of which are on file with the transfer agent, to all the provisions of which the holder hereof by acceptance of this certificate assents. This certificate is not valid until countersigned and registered by the transfer agent and registrar.
           Witness the facsimile Seal of the Trust and the facsimile signatures of its duly authorized officers.

                                                                                                                      [SEAL]

        Dated:                                                                    Countersigned and Registered:
                                                                                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                     (New York, N.Y.)       Transfer Agent
                                                                                                            and Registrar

                                                                                   By:

                /s/ Steven J. Guttman                        /s/ Nancy J. Herman
                   PRESIDENT                                    SECRETARY                              Authorized Signature
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                               IMPORTANT NOTICE
                               ----------------
DUE TO THE AMENDMENT AND RESTATEMENT OF THE TRUST'S DECLARATION OF TRUST, THE
SHARES REPRESENTED BY THIS CERTIFICATE ARE ISSUED AND HELD SUBJECT TO ALL THE
PROVISIONS OF THE BYLAWS OF THE TRUST, AS AMENDED, IN ADDITION TO THE
DECLARATION OF TRUST OF THE TRUST, AS AMENDED.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM-D -    as tenants in common                         UNIF GIFT MIN ACT-D.................... Custodian ....................
TEN ENT-D -    as tenants by the entireties                                           (Cust)                         (Minor)
JT TEN-D  -    as joint tenants with right                                      under Uniform Gifts to Minors
               of survivorship and not as tenants                               Act...................................
               in common                                                                          (State)
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    Additional abbreviations may also be used though not in the above list.

  For Value received,___________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
____________________________________

____________________________________


________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_____________________________________________________ Series A Cumulative
Preferred Shares, $0.01 par value, represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________

________________________________________________________________________________
Attorney to transfer the said Shares on the books of the within-named Trust with full power of substitution in the premises.

Dated, _____________________________

                              (Sign here)_______________________________________

                         _______________________________________________________
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

         SIGNATURE(S) GUARANTEED: ______________________________________________
                                  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                  ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                  STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                  AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                  APPROVED SIGNATURE MEDALLION PROGRAM),
                                  PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE TRUST WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                               IMPORTANT NOTICE
                               ----------------
     THE TRUST WILL FURNISH TO ANY SHAREHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 8-203(d) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS OF BENEFICIAL INTEREST WHICH THE TRUST HAS AUTHORITY TO ISSUE AND, IF THE TRUST IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (i) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (ii) THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DECLARATION OF TRUST OF THE TRUST, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT. THE TRUST WILL FURNISH A FULL STATEMENT OF THE RESTRICTIONS ON TRANSFERABILITY TO ANY SHAREHOLDER OF THE TRUST ON REQUEST AND WITHOUT CHARGE. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.